EXHIBIT 10.3

GUARANTY

This Guaranty (“Guaranty”) is entered into on November ___, 2014 (the “Effective Date”), by and between SearchCore, Inc., a Nevada corporation (“Guarantor”), on the one hand, and ___________________, on the other hand (the “Holder”). Each of the Guarantor and the Holder may be referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Guarantor and Holder, along with Alpine Creek, Inc., a Texas corporation (“Alpine”), are parties to that certain Promissory Note and Stock Purchase Agreement dated November ___, 2014(the “Agreement”);

WHEREAS, pursuant to the Agreement, Holder has purchased from Alpine a 15% Senior Promissory Note (the “Note”), in the principal amount of Fifty Thousand Dollars ($50,000), and which bears interest at the rate of fifteen percent (15%) per annum; and

WHEREAS, Guarantor has agreed to guarantee Alpine’s payment obligations under the Note (the “Guaranteed Amounts”) in the event that Alpine defaults on its obligations thereunder.

NOW, THEREFORE, for good and adequate consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

GENERAL TERMS

1.  Guarantor hereby guarantees the payment of the Guaranteed Amounts under the terms of the Note issued to Holder by Alpine.

2.  The Guarantor is executing this Guaranty in order to induce Holder to execute the Agreement.

3.  This Guaranty is effective as of the Effective Date and shall continue so long as any amounts are due and owing by Alpine to the Holder under the Note, or until such time as this Guaranty is terminated by the express written consent of the Guarantor and the Holder.

4.  The Holder may, without affecting the Guarantor’s obligations herein, grant renewals, extensions or modifications of the obligation or indebtedness owed by Alpine to the Holder under the Note.

5.  The rights, powers and remedies given to the Holder by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to the Holder by virtue of any statute or rule of law or under the Note. A separate action or actions may be brought and prosecuted against the Guarantor whether action is brought against Alpine or any other guarantor, or whether Alpine or any other guarantor is joined in such action or actions. Any forbearance or failure to exercise, and any delay by the Holder in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

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6.  Together with the Note and Agreement, this is the entire agreement of the Parties and this Guaranty may be modified only by a written agreement executed by the Parties.

7.  In case any provision in, or obligation under, this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

8.  This Guaranty and the rights and obligations of the Holder and of the undersigned hereunder shall be governed and construed in accordance with the laws of the State of Texas applicable to contracts made and to be performed entirely therein, without giving effect to the rules or principles of conflicts of law.

9.  This Guaranty is binding upon the undersigned, its executors, administrators, successors or assigns, and shall inure to the benefit of the Holder, their successors and assigns.

10. The Guarantors consent to the jurisdiction of the courts of the State of Texas and of any state and federal court located in the Smith County, Texas.

11. In the event the Holder hereof shall refer this Guaranty to an attorney to enforce the terms hereof, the Guarantor agrees to pay all the costs and expenses incurred in attempting or effecting the enforcement of the Holder’ rights, including reasonable attorney’s fees, whether or not suit is instituted.

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READ THIS AGREEMENT CAREFULLY. THIS IS AN AGREEMENT TO GUARANTY THE DEBTS OF ANOTHER. THIS MEANS THAT YOU MAY HAVE TO PAY THE DEBT OR OBLIGATION OF ALPINE CREEK, INC., UNDER THE NOTE.

IN WITNESS WHEREOF, the Guarantor has signed this Guaranty and delivered it as of the date noted above.

“Guarantor”	“Holder”

SearchCore, Inc., a Nevada corporation

By: James Pakulis
Its: President

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